Equity Incentive Plan	12 Months Ended
Dec. 31, 2011
Equity Incentive Plan Disclosure [Abstract]
Equity Incentive Plan [Text Block]

24.	Equity Incentive Plan:

On January 12, 2011 the Board adopted the Seanergy Maritime Holdings Corp. 2011 Equity Incentive Plan, or the Plan.  A total of 8,750,000 shares of common stock were reserved for issuance under the Plan, which is administered by the Compensation Committee of the Board of Directors.  Under the Plan, officers, key employees, directors, consultants and service providers may be granted incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, unrestricted stock and restricted stock units at the discretion of the Compensation Committee. On February 16, 2011, the Compensation Committee granted an aggregate of 3,332 restricted shares of common stock, or the February 2011 Shares, pursuant to the Plan. 2,667 of the February 2011 Shares were granted to Seanergy's two executive directors and the other 665 of the February 2011 Shares were granted to certain of Seanergy's other employees. All of the February 2011 Shares vest proportionally over a period of three years in equal installments, commencing on January 10, 2012. The fair value of each February 2011 Share on the grant date was $13.28 and will be expensed over three years. The amortization of stock based compensation for the year ended December 31, 2011, amounted to $14 and is recorded in general and administrative expenses in the accompanying consolidated statement of income.